Exhibit 10.1

June 15, 2008

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, OR 97204

Ladies and Gentlemen:

Reference is made to (a) that certain Credit Agreement dated as of June 15, 2006 among Stancorp Financial Group, Inc. (the “Borrower”), the lenders party thereto (each a “Lender” and collectively, the “Lenders”), Wells Fargo Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”), and U.S. Bank National Association, as syndication agent for the Lenders (the “Credit Agreement”), (b) the Borrower’s request to extend the Revolving Loan Commitment Termination Date to June 15, 2013 (the “Extension Request”). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

Please be advised that attached hereto are the consents of each Lender that has approved the Extension Request (the “Extending Lenders”). Please note that the consent of The Bank of New York only includes an approval of the extension for $25 million of its $35 million commitment.

Accordingly, as of the date hereof the Revolving Loan Commitments (and the Revolving Loan Commitment Termination Date) of the Extending Lenders, as and to the extent described above, shall be extended to June 15, 2013.

[signature page follows]

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

/s/ Beth McGinnis
By:	Beth McGinnis
Title:	Senior Vice President

Agreed and accepted as of the date first set forth above.

STANCORP FINANCIAL GROUP, INC.

/s/ Floyd F. Chadee
By:	Floyd F. Chadee
Title:	Senior Vice President and Chief Financial Officer

STANCORP FINANCIAL GROUP, INC.

Officer’s Certificate

The undersigned certifies that he is Senior Vice President and Chief Financial Officer of StanCorp Financial Group, Inc., an Oregon corporation (the “Company”), and that as such, the undersigned is duly authorized to execute and deliver this Certificate on behalf of the Company in connection with the Credit Agreement (the “Credit Agreement”) dated as of June 15, 2006 by and among the Company, the lenders listed on the signature pages thereof, Wells Fargo Bank, National Association, and U.S. Bank National Association, and further certifies as follows:

(1) All of the representations and warranties contained in Section 5 of the Credit Agreement and the other Loan Documents are true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

(2) No Potential Event of Default or Event of Default exists.

It is understood and acknowledged that the undersigned is executing this Certificate not in such person’s individual capacity, but solely in such person’s capacity as an officer of the Company, and is without any personal liability as to the matters contained in this Certificate. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

In Witness Whereof, I have affixed my signature hereto this 15th day of June, 2008.

STANCORP FINANCIAL GROUP, INC.

By:	/s/ Floyd F. Chadee

Printed Name:	Floyd F. Chadee
Title:	Senior Vice President and Chief Financial Officer

May 28, 2008

Reference is made to (a) that certain Credit Agreement dated as of June 15, 2006 among Stancorp Financial Group, Inc. (the “Borrower”), the lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, and U.S. Bank National Association, as Syndication Agent (the “Credit Agreement”), and (b) the Borrower’s request to extend the Revolving Loan Commitment Termination Date to June 15, 2013 (the “Extension Request”). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

The undersigned hereby consents to the Extension Request in accordance with the terms of Section 2.11 of the Credit Agreement.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Beth McGinnis
By:	Beth McGinnis
Title:	Senior Vice President

May 28, 2008

Reference is made to (a) that certain Credit Agreement dated as of June 15, 2006 among Stancorp Financial Group, Inc. (the “Borrower”), the lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, and U.S. Bank National Association, as Syndication Agent (the “Credit Agreement”), and (b) the Borrower’s request to extend the Revolving Loan Commitment Termination Date to June 15, 2013 (the “Extension Request”). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

The undersigned hereby consents to the Extension Request in accordance with the terms of Section 2.11 of the Credit Agreement.

Very truly yours,

U.S. BANK NATIONAL ASSOCIATION

/s/ Kurban H. Merchant
By:	Kurban H. Merchant
Title:	Vice President

May 28, 2008

Reference is made to (a) that certain Credit Agreement dated as of June 15, 2006 among Stancorp Financial Group, Inc. (the “Borrower”), the lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, and U.S. Bank National Association, as Syndication Agent (the “Credit Agreement”), and (b) the Borrower’s request to extend the Revolving Loan Commitment Termination Date to June 15, 2013 (the “Extension Request”). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

The undersigned hereby consents to the Extension Request with respect to $25 million of our $35 million Revolving Loan Commitment in accordance with the terms of Section 2.11 of the Credit Agreement.

Very truly yours,

THE BANK OF NEW YORK

/s/ Jeffrey R. Dickson
By:	Jeffrey R. Dickson
Title:	Vice President

May 27, 2008

Reference is made to (a) that certain Credit Agreement dated as of June 15, 2006 among Stancorp Financial Group, Inc. (the “Borrower”), the lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, and U.S. Bank National Association, as Syndication Agent (the “Credit Agreement”), and (b) the Borrower’s request to extend the Revolving Loan Commitment Termination Date to June 15, 2013 (the “Extension Request”). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

The undersigned hereby consents to the Extension Request in accordance with the terms of Section 2.11 of the Credit Agreement.

Very truly yours,

THE NORTHERN TRUST COMPANY

/s/ Michael Kingsley
By:	Michael Kingsley
Title:	Vice President

May 28, 2008

Reference is made to (a) that certain Credit Agreement dated as of June 15, 2006 among Stancorp Financial Group, Inc. (the “Borrower”), the lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, and U.S. Bank National Association, as Syndication Agent (the “Credit Agreement”), and (b) the Borrower’s request to extend the Revolving Loan Commitment Termination Date to June 15, 2013 (the “Extension Request”). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

The undersigned hereby consents to the Extension Request in accordance with the terms of Section 2.11 of the Credit Agreement.

Very truly yours,

WILLIAM STREET COMMITMENT CORPORATION (Recourse only to the assets of William Street Commitment Corporation),

/s/ Mark Walton
By:	Mark Walton
Title:	Assistant Vice President